                             FIRST AMENDMENT TO
                ACQUISITION AGREEMENT AND PLAN OF EXCHANGE

     This First Amendment to Acquisition Agreement and Plan of Exchange (this "Amendment") is made and entered into as of April 20, 1998, by and among Frontier Natural Gas Corporation, an Oklahoma corporation ("Frontier"), Esenjay Petroleum Corporation, a Texas corporation ("Esenjay"), and Aspect Resources LLC, a Colorado limited liability company ("Aspect"), for the purpose of amending that Acquisition Agreement and Plan of Exchange, dated as of January 19, 1998 (the "Agreement"), by and among Frontier, Esenjay and Aspect. Capitalized terms used, but not defined, herein shall have the meaning ascribed to them in the Agreement.

     1. The defined term "Proxy Statement/Prospectus" in Section 1.01 of the Agreement is hereby deleted in its entirety and a new defined term is hereby added in its place as follows:

         "Proxy Statement" shall mean the proxy statement of Frontier, which shall be prepared for the purpose of obtaining the approval of Frontier's stockholders of this Agreement and the Exchange, in addition to other matters.

     2. The definition of "Registration Statement" in Section 1.01 of the Agreement is hereby amended and restated in its entirety as follows:

         "Registration Statement" shall mean a registration statement on Form SB-2 to be filed by Frontier with the SEC for the purpose, among other things, of registering the Frontier Common Stock which will be issued to Aspect, Esenjay and other parties, if any, upon consummation of the Exchange.

     3. Section 8.11 of the Agreement is hereby amended and restated in its entirety as follows:

         Section 8.11 Registration Statement and Proxy Statement/Prospectus; Frontier Stockholders' Meeting.

              (a) As promptly as practical, after the execution of this Agreement, Frontier shall prepare and file with the SEC the Proxy Statement to be sent to its stockholders in connection with the meeting of Frontier's stockholders (the "Frontier Stockholders' Meeting") to consider the Exchange and Frontier shall prepare and file with the SEC the Registration Statement. Frontier shall use all commercially reasonable efforts to cause the Registration Statement to become effective as soon after such filing as is practical and, in any event, no later than fourteen days following the Closing Date. The Proxy Statement shall include the recommendation of the Board of Directors of Frontier in favor of this Agreement and the Exchange. Frontier shall make all other necessary filings with respect to the Exchange and the issuance of Frontier Common Stock required under the Securities Act and the Exchange Act.

              (b) Aspect and Esenjay will cooperate in the preparation of the Registration Statement and the Proxy Statement and will as promptly as practicable after the date hereof furnish all such data and information relating to it as Frontier may reasonably request for the purpose of including such data and information in the Registration Statement and Proxy Statement. Frontier shall notify Aspect and Esenjay of the receipt of any comments of the SEC with respect to the Registration Statement or the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information and shall provide to the other promptly copies of all correspondence to and from the SEC with respect to the Registration Statement or the Proxy Statement. Frontier shall give Aspect and Esenjay and their counsel the opportunity to review the Registration Statement and the Proxy Statement and all responses to requests for additional information by and replies to comments of the SEC before their being filed with, or sent to, the SEC. Frontier agrees to use its commercially reasonable efforts, after consultation with Aspect and Esenjay, to respond promptly to all such comments of and requests by the SEC and to cause (i) the Proxy Statement to be approved by the SEC at the earliest practicable time, (ii) the Registration Statement to be declared effective by the SEC as of the Closing Date or as soon thereafter as practicable and in any event no later than fourteen days following the Closing Date and to be kept effective for so long as any parties receiving Frontier Common Stock in connection with the Exchange retain any such shares or until such time as the Frontier Common Stock held by such parties can be sold free of restrictions under Rule 144 (other than volume limitations), whichever is earlier, and (iii) the Proxy Statement to be mailed to the holders of Frontier Common Stock and the Frontier Preferred Stock entitled to vote at the Frontier Stockholders' Meeting at the earliest practicable time. No amendment or supplement to the Registration Statement or the Proxy Statement shall be made by Frontier without first providing Aspect and Esenjay with reasonable opportunity to review such amendment or supplement. Frontier shall, within the confines of its fiduciary and regulatory obligations, use its reasonable best efforts to incorporate or otherwise address the comments of Aspect and/or Esenjay after their review of such documents.

              (c) Frontier shall, as soon as practicable following effectiveness of the Proxy Statement, take all action necessary under the OGCA and its Certificate of Incorporation and Bylaws to convene the Frontier Stockholders' Meeting of its stockholders for the purpose of approving the Exchange, among other things. Included in the issues required to be approved by the Shareholders of Frontier shall be (i) closing of the acquisition of the Aspect Assets, (ii) closing of the acquisition of the Esenjay Assets, (iii) authorizing a reverse split of the Frontier Common Stock, (iv) authorizing the change of Frontier's state of incorporation from Oklahoma to

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         Delaware, (v) election of the slate of nominees for the Board of
         Directors as set forth in Section 8.09 of this Agreement, and (vi) any other provision hereof its counsel advises Frontier requires specific approval in order to fully implement the provisions of this Agreement. Frontier shall use commercially reasonable efforts to cause the Frontier Stockholders' Meeting to be held as soon as practicable after the date hereof.

              (d) Frontier shall take such action as may be necessary to insure that (i) the information included in the Registration Statement shall not at the time the Registration Statement is declared effective by the SEC contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Registration Statement or necessary in order to make the statements therein not misleading, and the prospectus contained in such Registration Statement, at the time the Registration Statement becomes effective and at any time such prospectus is delivered to a purchaser of the Frontier Common Stock covered by such prospectus, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) the information included in the Proxy Statement shall not, on the date the Proxy Statement is first mailed to stockholders of Frontier, at the time of the Frontier Stockholders' Meeting, and at the Closing Date, contain any statement which, at such time and in light of the circumstances under which it shall be made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Frontier Stockholders' Meeting which has become false or misleading.

              (e) Aspect and Esenjay shall take such action as may be necessary to insure that any information or data provided by them to Frontier in connection with the Proxy Statement or Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated in the Proxy Statement or Registration Statement or necessary to make the statements in the Proxy Statement or Registration Statement, in light of the circumstances under which they were made, not misleading.

     4. Section 8.13 of the Agreement is hereby amended and restated in its entirety as follows:

         Section 8.13 Name Change. Within three (3) days of Closing, Frontier shall take all steps necessary or appropriate to change its name from "Frontier Natural Gas Corporation" to "Esenjay Exploration, Inc." or a similar name as is legally available and as may be agreed to among the parties hereto prior to Closing and Esenjay shall consent to the use of such name and execute any documents reasonably requested by Frontier to evidence

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

     such consent. In the event that Esenjay retains the name "Esenjay Petroleum Corporation," Esenjay agrees not to assign the rights to such name to any person or entity other than Frontier.

     5. Except as amended herein, the Agreement remains the same and, to such extent, is hereby ratified and confirmed.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written by the parties or the authorized representative of the parties.

                                       FRONTIER:

                                       Frontier Natural Gas Corporation



                                       By: /s/ David W. Berry
                                           --------------------------------
                                           David W. Berry, President



                                       ESENJAY:

                                       Esenjay Petroleum Corporation



                                       By: /s/ Michael E. Johnson
                                           --------------------------------
                                           Michael E. Johnson, President



                                       By: /s/ Charles J. Smith
                                           --------------------------------
                                           Charles J. Smith, Chairman



                                       ASPECT:

                                       Aspect Resources LLC

                                       By: Aspect Management Corporation,
                                           its Manager



                                       By: /s/ Alex M. Cranberg
                                           --------------------------------
                                           Alex M. Cranberg, President






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